EXHIBIT 10.5


                             SUPPLEMENTAL AGREEMENT


                          DATED AS OF FEBRUARY 24, 2005


                                  BY AND AMONG


                              PATRON SYSTEMS, INC.,


                          CSSI ACQUISITION CO. I, INC.


                                       AND


                        COMPLETE SECURITY SOLUTIONS, INC.

                             SUPPLEMENTAL AGREEMENT

                   SUPPLEMENTAL AGREEMENT dated as of February 24, 2005 (this "AGREEMENT") by and among Patron Systems, Inc., a Delaware corporation ("PARENT"), CSSI Acquisition Co. I, Inc., a Delaware corporation ("Mergerco"), and Complete Security Solutions, Inc., a Delaware corporation (the "COMPANY").

                              W I T N E S S E T H:

                  WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Mergerco and the Company are entering into an Agreement and Plan of Merger of even date herewith (the "MERGER AGREEMENT"), in the form of EXHIBIT A attached hereto, which provides, among other things, for the merger ("MERGER") of Mergerco with and into the Company pursuant to the applicable laws of the State of Delaware;

                  WHEREAS, the parties hereto believe it is desirable to enter into this Agreement in order to set forth the representations and warranties made by Parent and the Company in connection with the Merger, to set forth certain covenants and agreements of the parties and to set forth various other provisions relating to the Merger and the relative rights and obligations of the parties with respect thereto;

                  WHEREAS, the parties hereto desire that the Merger qualify as a reorganization in accordance with Section 368(a) of the Code; and

                  WHEREAS, certain capitalized terms are defined in the Merger Agreement and shall have the same meaning when used in this Agreement unless otherwise defined herein or in Section 10.15, the definitions of such terms being incorporated herein as if set forth in full herein.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

                                    ARTICLE I
                                   THE MERGER

         SECTION 1.1 THE MERGER. Subject to the terms and conditions of this Agreement and as more particularly described in the Merger Agreement, Mergerco shall be merged with and into the Company at the Effective Time.

         SECTION 1.2 FILING OF THE MERGER AGREEMENT. The Company, Parent and Mergerco shall cause the Merger Agreement, duly executed in accordance with
Section 251 of the Delaware General Corporation Law (the "DGCL") to be filed on the Closing Date (or on such other date as Parent and the Company may agree) with the Secretary of State of the State of Delaware, in accordance with the DGCL.

         SECTION 1.3 CLOSING. The closing of the Merger (the "CLOSING") shall take place on February 24, 2005 or on such other date as Parent and the Company may agree; PROVIDED, THAT, in either case, each of the conditions set forth in
ARTICLE VI has been satisfied or waived prior to such date. The time and date on which the Closing is actually held is sometimes referred to herein as the "CLOSING DATE."

         SECTION 1.4 MERGER CONSIDERATION. Subject to the provisions of Article I of the Merger Agreement, as of the Effective Time, by virtue of the Merger,
(i) the aggregate outstanding shares of Company Common Stock immediately prior to the Effective Time shall be converted, in the aggregate, into 7,500,000 validly issued, fully paid and nonassessable shares of Parent Common Stock, and
(ii) the aggregate outstanding shares of Company Preferred Stock immediately prior to the Effective Time shall be converted into (A) Promissory Notes in the aggregate principal amount of $4,500,000 in the form of EXHIBIT B attached hereto and (B) Warrants in the form of EXHIBIT C attached hereto to purchase an aggregate of 2,250,000 shares of Parent Common Stock (the "MERGER CONSIDERATION"). The Merger Consideration shall be allocated among the Stockholders to be set forth on ANNEX A.

         SECTION 1.5 COMPANY COMMON WARRANTS. In accordance with the terms of the Merger Agreement, each outstanding warrant to purchase shares of Company Common Stock set forth on SCHEDULE 3.3 hereto (the "COMPANY COMMON WARRANTS"), which are outstanding as of the Effective Time shall be terminated and be of no further force and effect at the Effective Time.

         SECTION 1.6 DISSENTING SHARES. Any issued and outstanding shares of Company Stock held by a Person (a "DISSENTING STOCKHOLDER") who properly exercises such Person's dissenters' rights under the DGCL ("DISSENTING SHARES") shall not be converted as described in Section 1.4, but rather shall be converted into the right to receive such consideration as may be determined to be due to such Dissenting Stockholder pursuant to the DGCL. Subject to the foregoing, if, after the Effective Time, such Dissenting Stockholder withdraws his demand for payment or fails to perfect or otherwise loses his right of payment, in any case pursuant to the DGCL, the Dissenting Shares of such Dissenting Stockholder shall be deemed to be converted as of the Effective Time into the right to receive the amount to which such Dissenting Stockholder would otherwise have been entitled to pursuant to Section 1.4. The Company shall give Parent prompt notice of any demands for payment received by the Company. The Company shall not, without the prior written consent of Parent, make any payment with respect to, or settle or offer to settle, any such demands, and, prior to the Effective Time, Parent shall have the right to participate in all negotiations and proceedings with respect to such demands.

                                   ARTICLE II
                    REPRESENTATIONS AND WARRANTIES OF PARENT

         Parent represents and warrants to the Company as follows:

         SECTION 2.1 ORGANIZATION OF PARENT. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. No other jurisdiction has demanded, requested or otherwise indicated that Parent is required to qualify to transact business as a foreign corporation, and Parent is not otherwise currently required under the laws of any other jurisdiction to qualify to transact business as a foreign corporation. Parent has full corporate power and authority to own or lease and to operate and use its properties and assets and to carry on its business as now conducted. Parent has delivered or otherwise made available to the Company true, correct and complete copies of Parent's Amended and Restated Certificate of Incorporation, as in effect on the date hereof, Amended and Restated Bylaws, as in effect on the date hereof, minute books and stock transfer records. Parent is not in violation of any term or provision of its charter, bylaws or other organizational document the consequences of which would reasonably be expected to result in a Material Adverse Effect on Parent.

         SECTION 2.2 SUBSIDIARIES AND INVESTMENTS OF PARENT. Except as set forth on SCHEDULE 2.2 (which will include the percentage owned by Parent), Parent does not, directly or indirectly, (i) own, of record or beneficially, or own or hold the right to acquire, any outstanding voting or equity securities or other voting or equity interests in any corporation, partnership, joint venture or other entity or (ii) otherwise control any such corporation, partnership, joint venture or other entity.

         SECTION 2.3 PARENT ACQUISITION OPERATIONS. Other than the negotiation and execution of this Agreement, the Merger Agreement and the transactions contemplated hereby and thereby and the negotiation of other transactions for the purchase by Parent of other business entities, each as described in SCHEDULE 2.3, prior to the date hereof, Parent has not conducted any material business acquisition or combination activities or operations.

         SECTION 2.4 CAPITAL STOCK OF PARENT. As of the date hereof, the authorized capital of Parent consists of (i) 150,000,000 shares of Common Stock of Parent, par value $.01 per share (the "PARENT COMMON STOCK"), of which, as of the date hereof, 39,006,212 shares are issued and outstanding; and (ii) 75,000,000 shares of preferred stock, par value $.01 per share (the "PARENT PREFERRED STOCK," together with the Parent Common Stock, the "PARENT CAPITAL STOCK"), none of which is issued and outstanding or reserved for any purpose. All outstanding shares of Parent Common Stock are validly issued, fully paid and nonassessable. None of the issued and outstanding shares of Parent Common Stock has been issued in violation of the preemptive rights of any person or in violation of applicable federal or state securities laws, except where any such violation or violations, individually or in the aggregate, would not have a Material Adverse Effect on Parent. SCHEDULE 2.4 sets forth a true and complete list of the names and addresses of each of the holders of record of options to purchase Parent Common Stock (the "PARENT STOCK OPTIONS"), the respective number of shares of Parent Common Stock subject to such Parent Stock Option, the exercise price applicable to such Parent Stock Option and the expiration date of such Parent Stock Option. Except for this Agreement, the Merger Agreement and except as set forth on SCHEDULE 2.4 hereof, there are no agreements, arrangements, warrants, options, puts, calls, rights or other commitments, plans or understandings of any character relating to the issuance, sale, purchase, redemption, conversion, exchange, registration, voting, or transfer of any shares of Parent Common Stock or any other securities of Parent. Except as set forth on SCHEDULE 2.4 and except pursuant to applicable laws, there are no restrictions, including but not limited to self-imposed restrictions, on the retained earnings of Parent or on the ability of Parent to declare and pay dividends.

         SECTION 2.5 MERGERCO. Mergerco is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Mergerco has not conducted any business activities prior to the date of this Agreement, other than the negotiation and execution of this Agreement and the Merger
Agreement. All outstanding shares of capital stock of Mergerco are owned, beneficially and of record, by Parent.

         SECTION 2.6 AUTHORIZATION. (a) Parent has full corporate power and authority to enter into this Agreement, the Merger Agreement and the Registration Rights Agreement (as defined below) (collectively, the "TRANSACTION DOCUMENTS"), to consummate the transactions contemplated hereby and thereby and to comply with the terms and provisions hereof and thereof, subject to the conditions hereof and thereof. The execution, delivery and performance by Parent of each of the Transaction Documents, and the actions to be taken by Parent contemplated hereby and thereby have been duly and validly authorized by the Board of Directors of Parent, and no other corporate proceedings on the part of Parent are necessary with respect hereto or thereto. Each of the Transaction Documents constitutes the valid and binding obligations of Parent, in each case enforceable in accordance with its terms, subject to (i) general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law, and (ii) bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium, receivership or other similar laws relating to or affecting creditors' rights generally.

                  (b) Mergerco has full corporate power and authority to enter into this Agreement and the Merger Agreement, to consummate the transactions contemplated hereby and thereby and to comply with the terms, conditions and provisions hereof and thereof. The execution, delivery and performance by Mergerco of this Agreement and the Merger Agreement and the actions contemplated hereby and thereby have been duly and validly authorized by the Board of Directors and Stockholders of Mergerco, and no other corporate proceedings on the part of Mergerco are necessary with respect hereto or thereto. This Agreement and the Merger Agreement constitute the valid and binding obligations of Mergerco, in each case enforceable in accordance with its terms, subject to (i) general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law, and (ii) bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium, receivership or other similar laws relating to or affecting creditors' rights generally.

         SECTION 2.7 NON-CONTRAVENTION. Except as set forth in SCHEDULE 2.7, neither the execution or delivery of the Transaction Documents by Parent or this Agreement and the Merger Agreement by Mergerco, nor the consummation of the transactions contemplated hereby or thereby by Parent and Mergerco, will (a) conflict with or result in the breach of any term or provision of, or constitute a default under, the respective charters or Bylaws of Parent or Mergerco or any material agreement, instrument or indenture to which Parent or Mergerco is a party or by which either is bound; (b) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Parent or Mergerco; or (c) require, as of the date hereof, the approval, consent, waiver, authorization or act of, or the making by Parent or Mergerco of any declaration, filing or registration with, any third party or any Governmental Body and the filing of a copy of the Merger Agreement with the Secretary of State of the State of Delaware and such other consents, orders, authorizations, registrations, declarations and filings the failure of which to be obtained or made would not, individually or in the aggregate, have a Material Adverse Effect on Parent, materially impair the ability of Parent or Mergerco to perform its obligations hereunder or prevent the consummation of any of the transactions contemplated hereby.

         SECTION 2.8 VALID SHARES. The issuance of the Parent Common Stock in connection with the Merger has been duly authorized on behalf of Parent and such shares, when issued pursuant to this Agreement and the Merger Agreement, will be duly and validly issued and outstanding, fully paid and nonassessable.

         SECTION 2.9 FAILURE TO FILE SEC DOCUMENTS ON A TIMELY BASIS. On March 31, 2004, Parent filed a Form 12b-25 with the United States Securities and Exchange Commission ("SEC") providing notification that it was unable to file its Annual Report on Form 10-KSB, for the year ended December 31, 2003, on a timely basis. In such filing Parent reported that certain financial and other information necessary for an accurate and full completion of such Annual Report could not be provided within the prescribed time period without unreasonable effort or expense. Parent, to date, has not filed such Annual Report nor has it made any other filings required pursuant to the reporting requirements of the Securities and Exchange Act of 1934, as amended ("EXCHANGE ACT"), since such date, except for a Current Report on Form 8-K filed with the SEC on December 2, 2004. Parent's failure to maintain its Exchange Act filing requirements on a current basis may have materially adverse implications on Parent's stockholders including, without limitation, causing sales of Parent's Common Stock pursuant to the provisions of Rule 144 promulgated under the Securities Act of 1933, as amended ("SECURITIES ACT") to be unavailable to Parent's stockholders. In addition, there does not currently exist any current information on Parent which is publicly available including, without limitation, current financial statements, the last financial statements being unaudited financial statements for the quarterly period ended September 30, 2003, which were filed on December 29, 2003 with Parent's Form 10-QSB for the period ended September 30, 2003. Although Parent, after the Closing Date, intends to make all filings necessary to become current again in its Exchange Act filing requirements, there can be no assurance that Parent will be able to regain compliance in an expeditious manner.

         SECTION 2.10 RESIGNATION OF INDEPENDENT ACCOUNTANTS. Effective as of January 21, 2004, Grant Thornton LLP, Parent's former independent accountants, resigned as Parent's independent public accountants based on its determination that it could not rely on Parent's representations, and was unwilling to be associated with Parent's financial statements. Accordingly, Grant Thornton withdrew its audit reports and stated that such reports could no longer be relied upon. A more detailed explanation of such resignation is set forth in Parent's Current Report on Form 8-K filed with the SEC on January 26, 2004 and its Current Report on Form 8-K/A filed with the SEC on February 10, 2004. Parent has engaged Markum & Kliegman LLP as its new independent accountants to audit Parent's financial statements for the period from April 30, 2002 through December 31, 2002, and for the fiscal years ended December 31, 2003 and 2004.

         SECTION 2.11 FINANCIAL STATEMENTS. Parent, to date, does not have audited financial statements for the year ended December 31, 2003. Additionally, although Parent filed audited financial statements with its Annual Report on Form 10-KSB for the year ended December 31, 2002, Grant Thornton, upon its resignation as Parent's independent public accountants, withdrew its audit report for the year ended December 31, 2002, and stated that such audit report could no longer be relied upon. As a result of the foregoing, Parent does not have any financial statements which may be relied upon with respect to compliance with audit requirements. The financial statements filed with the SEC contain Parent's unaudited balance sheets and income statements from the period of inception to September 30, 2003 (all of such financial statements being hereafter collectively referred to as the "UNAUDITED FINANCIAL STATEMENTS"). The Unaudited Financial Statements have been prepared in good faith, are complete and correct in all material respects, have been prepared in accordance with GAAP and in conformity with the practices consistently applied by Parent and present fairly the financial position and results of operations of Parent as of the dates and for the periods indicated.

         SECTION 2.12  TITLE TO  ASSETS.   Parent  has good  title to all of its
assets, free and clear of all Encumbrances, except for Permitted Encumbrances and except as set forth in SCHEDULE 2.12.

         SECTION 2.13  NO  UNDISCLOSED  LIABILITIES.   Except  as set  forth  on
SCHEDULE 2.13, Parent is not subject to any obligation or liability of a kind required to be included as a liability on the balance sheet set forth in
SCHEDULE 2.13 (including, without limitation, unasserted claims whether known or unknown), whether absolute, contingent, accrued or otherwise, which is not shown or which is in excess of amounts shown or reserved for on such balance sheet, other than liabilities reasonably incurred in the ordinary course of business after the date of such balance sheet or incurred with respect to the matters disclosed in SCHEDULE 2.3, none of which, individually or in the aggregate, would have a Material Adverse Effect on Parent and none of which is a liability for breach of contract, breach of warranty, tort, infringement or other lawsuit.

         SECTION 2.14 NO VIOLATION, LITIGATION OR REGULATORY ACTION. Except as set forth on SCHEDULE 2.14:

                  (a) To the Knowledge of Parent, Parent has complied with all laws, regulations, rules, writs, injunctions, ordinances, franchises, decrees, stipulations, awards or orders of any Governmental Body which are applicable to Parent;

                  (b) No notice has been served upon Parent by any Governmental Body or other person of any violation of any Requirements of Law or calling attention to the necessity of any work, repairs, new construction, installation or alteration of any real or personal property owned, leased or used by Parent;

                  (c)      There are no  lawsuits,  claims,  suits,  proceedings
pending or, to the Knowledge of Parent, threatened against Parent or investigations pending regarding Parent nor, to the Knowledge of Parent, is there any basis for any of the same, and there are no lawsuits, suits or proceedings pending or contemplated in which Parent is the plaintiff or claimant; and

                  (d) There is no action, suit or proceeding pending or, to the Knowledge of Parent, threatened which questions the legality or propriety of the transactions contemplated by this Agreement or the Merger Agreement.

         SECTION 2.15 MATERIAL CONTRACTS AND AGREEMENTS. SCHEDULE 2.15 includes a list of all material contracts, agreements and instruments to which Parent or Mergerco is a party, true and complete copies of all of which have been delivered by Parent to the Company. All of such material contracts, agreements and instruments constitute valid and binding obligations of Parent and/or Mergerco and, to the Knowledge of Parent, the other parties thereto and are in full force and effect in all material respects, without any material breach by Parent or Mergerco or, to the Knowledge of Parent, any other parties thereto.

         SECTION 2.16  TRANSACTIONS  WITH  AFFILIATES.   Except  as set forth on
SCHEDULE 2.16, no officer, director or other Affiliate of Parent (including spouses, children and other relatives of any of the foregoing) is a party to any agreement, contract, arrangement or transaction with Parent or has any interest in any property (real or personal or mixed, tangible or intangible) owned or leased by Parent.

         SECTION 2.17 STATUS OF PARENT. Neither Parent nor Mergerco nor any of their officers, directors or affiliates, promoters or control persons, nor any predecessor thereof, has been (a) the general partner or an executive officer of any business with respect to which a petition for relief under the Bankruptcy Code has been filed either at the time of the filing or within two years before that time; (b) been convicted in a criminal proceeding or been the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses); (c) been subject to any order, judgment or decree, subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or its involvement in any type of business, securities or banking activities; or (d) been found by a court of competent jurisdiction (in a civil action) or the SEC to have violated a federal or state securities law, and the judgment has not been reversed, suspended or vacated.

         SECTION 2.18 SEC INVESTIGATION. The staff of the SEC is in the process of conducting a formal investigation involving Parent. The Formal Order of Investigation indicates that the staff is investigating certain registration statements filed by Parent in 2002 and 2003 by which shares of Parent Common Stock were issued to consultants. The staff also appears to be investigating whether officers, directors and others made misrepresentations in certain of Parent's press releases regarding planned mergers and acquisitions that were never consummated. The investigation is ongoing. The staff has not indicated whether it will or will not recommend that the Commission file an enforcement action against Parent, it officers or directors, or others. If the SEC brings an action against Parent based on the registration statements it could result in a civil injunctive order or administrative cease and desist order being entered against Parent in addition to the imposition of a significant civil penalty. If the Commission brings an action based on alleged material misrepresentations, it could result in civil injunctions and civil penalties being assessed against Parent or persons formerly or currently affiliated with it that are alleged to have been involved in the misrepresentations.

         SECTION 2.19 INTENTIONALLY OMITTED.

         SECTION 2.20 NO FINDER. Parent has not paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Agreement.

         SECTION 2.21 DISCLOSURE. No representation or warranty made by Parent contained in this Agreement and no statement contained in any certificate, list, exhibit or other instrument specified or referred to in this Agreement, including, without limitation, the Parent Disclosure Schedules, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of circumstances under which they were made, not misleading.

         SECTION 2.22 PARENT DISCLOSURE SCHEDULES. Notwithstanding anything in this Agreement to the contrary, (a) all information contained in the Schedules delivered by Parent pursuant to ARTICLE II hereto (the "PARENT DISCLOSURE SCHEDULES") is and for all purposes shall be deemed to constitute a part of Parent's representations and warranties set forth in this

ARTICLE II, (b) the Parent Disclosure Schedules are incorporated in this Agreement by reference, and (c) disclosure by Parent in or on one Parent Disclosure Schedule shall be deemed to be disclosure for all other purposes on any or all of the other Parent Disclosure Schedules for which such disclosure may be relevant to the extent that a reasonable person would understand that information disclosed in such Schedule might reasonably apply to such other Schedule(s).

                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to Parent and Mergerco as follows:

         SECTION 3.1 ORGANIZATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified to transact business as a foreign corporation and is in good standing in each of the jurisdictions listed in SCHEDULE 3.1, which jurisdictions are the only ones in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect on the Company, and no other jurisdiction has demanded, requested or otherwise indicated that the Company is required to so qualify. The Company has full corporate power and authority to own or lease and to operate and use its properties and assets and to carry on its business as now conducted. The Company has delivered or otherwise made available to Parent true, correct and complete copies of the Company's Articles of Incorporation, as in effect on the date hereof, By-laws, as in effect on the date hereof, minute books and stock transfer records. The Company is not in violation of any term or provision of its charter, bylaws or other organizational document the consequences of which would reasonably be expected to result in a Material Adverse Effect on the Company.

         SECTION 3.2  SUBSIDIARIES  AND  INVESTMENTS.   Except  as set  forth on
SCHEDULE 3.2, the Company does not, directly or indirectly, (i) own, of record or beneficially, or own or hold the right to acquire, any outstanding voting or equity securities or other voting or equity interests in any corporation, partnership, joint venture or other entity or (ii) otherwise control any such corporation, partnership, joint venture or other entity. IDK Acquisition Sub, LLC, a Delaware limited liability company, of which the Company is a sole member acquired all of the issued and outstanding capital stock of IDK Enterprises, Inc. d/b/a NetDelivery ("NETDELIVERY") as a result of the merger of IDK Enterprises, Inc. with and into IDK Acquisition Sub, LLC.

         SECTION 3.3 CAPITAL STOCK OF THE COMPANY. The authorized capital stock of the Company consists of 40,000,000 shares of Common Stock, $.01 par value per share ("COMPANY COMMON STOCK"), of which 10,499,999 are duly and validly issued and outstanding, fully paid and nonassessable, and none of which are held by the Company as treasury shares, and 10,000,000 shares of Preferred Stock, $.01 par value per share ("COMPANY PREFERRED Stock", together with the Company Common Stock, the "COMPANY STOCK"), of which 4,502,465 are duly and validly issued and outstanding, fully paid and nonassessable, and none of which are held by the Company as treasury shares. None of the issued and outstanding shares of Company Stock has been issued in violation of the preemptive rights of any person or in violation of applicable federal or state securities laws, except where any such violation or violations, individually or in the aggregate, would not have a Material Adverse Effect on the Company. SCHEDULE 3.3 sets forth a true and complete list of the names of each of the holders of record of the Company Stock and the respective number of outstanding shares held of record by each such holder. Except for this Agreement, the Merger Agreement and except as set forth on SCHEDULE 3.3 hereof, there are no agreements, arrangements, warrants, options, puts, calls, rights or other commitments, plans or understandings of any character relating to the issuance, sale, purchase, redemption, conversion, exchange, registration, voting, or transfer of any shares of Company Stock or any other securities of the Company. Except as set forth on SCHEDULE 3.3 and except pursuant to applicable laws, there are no restrictions, including but not limited to self-imposed restrictions, on the retained earnings of the Company or on the ability of the Company to declare and pay dividends.

         All outstanding shares of Company Stock are held free and clear of all Encumbrances created by the Company and, to the Knowledge of the Company, such shares are beneficially owned by the holders listed on SCHEDULE 3.3 (and to the Knowledge of the Company) free and clear of all Encumbrances (other than restrictions under the Securities Act, and the rules and regulations thereunder, and state securities laws).

         SECTION 3.4 AUTHORIZATION. The Board of Directors of the Company and the Stockholders have approved the Merger. The Company has complied with all requirements of the General Corporation Law of the State of Delaware ("DGCL") in connection with obtaining Stockholder approval, including, without limitation, the requirements of Section 262 of the DGCL. The Company has full corporate power and authority to enter into this Agreement and the Merger Agreement and to consummate the transactions contemplated hereby and thereby and to comply with the terms and provisions hereof and thereof, subject to the conditions hereof and thereof. The execution, delivery and performance by the Company of this Agreement and the Merger Agreement and the actions to be taken by the Company contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of the Company, subject to approval of the Merger and the Merger Agreement by the Stockholders. Each of this Agreement and the Merger Agreement constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, subject to (a) general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law, and (b) bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium, receivership or other similar laws relating to or affecting creditors' rights generally.

         SECTION 3.5 NON-CONTRAVENTION. Except as set forth on SCHEDULE 3.5, neither the execution or delivery of this Agreement or the Merger Agreement by the Company nor the consummation of the transactions contemplated hereby or thereby by the Company will (a) conflict with or result in the breach of any term or provision of, or constitute a default under, the Restated Certificate of Incorporation or Bylaws of the Company; (b) result in a default, or give rise to any right of termination, cancellation or acceleration, under any provisions of any material agreement (including, without limitation, any loan agreements or promissory note), indenture or instrument to which the Company is a party or by which the Company is bound; (c) result in the creation or imposition of any Encumbrance on any of the property of the Company; (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company; or
(e) require on the part of the Company or the Stockholders, as of the date hereof, the approval, consent, waiver, authorization or act of, or the making by the Company of any declaration, filing or registration with, any third party or any Governmental Body, except for the filing of a copy of the Merger Agreement with the Secretary of State of the State of Delaware and such other consents, orders, authorizations, registrations, declarations and filings the failure of which to be obtained or made would not, individually or in the aggregate, have a Material Adverse Effect on the Company, materially impair the ability of the Company to perform its obligations hereunder or prevent the consummation of any of the transactions contemplated hereby.

         SECTION 3.6 FINANCIAL STATEMENTS. SCHEDULE 3.6 contains (a) the unaudited balance sheets of the Company as of the fiscal year ended December 31, 2004 and the related statements of income, stockholder's equity and cash flows for the year then ended, and the notes to such financial statements
(collectively, the "COMPANY'S 2004 FINANCIAL STATEMENTS"), (b) the unaudited balance sheets of NetDelivery as of the fiscal years ended December 31, 2003 and 2004 and the related statements of income, stockholder's equity and cash flows for the years then ended, and the notes to such financial statements and (c) the unaudited balance sheet of the Company for the month ended February 28, 2005 (the "BALANCE SHEET" together with the Company's Financial Statements, the "COMPANY'S FINANCIAL STATEMENTS").

                  Except as set forth on SCHEDULE 3.6, the Company's Financial Statements have been prepared in accordance with GAAP applied on a consistent basis except as may be noted therein, are true and correct and present fairly in all material respects the financial condition and the results of operations and cash flows of the Company at the dates and for the respective periods stated therein. None of the Company's Financial Statements referred to in this Section
3.6 contains any material items of special or nonrecurring income except as expressly specified therein.

         SECTION 3.7 OPERATIONS SINCE BALANCE SHEET DATE.

                  (a) Except as set forth on SCHEDULE 3.7, during the period from the Balance Sheet Date to the date hereof, inclusive, there has been no damage, destruction, loss or claim made or filed against the Company (whether or not covered by insurance) or condemnation or other taking which materially adversely affects the Business or the results of operations, properties or condition (financial or otherwise) of the Company.

                  (b) Since the Balance Sheet Date, except (i) as set forth on SCHEDULE 3.7, (ii) for actions described below that would not result in a Material Adverse Effect on the Company (other than subsections (i), (vi), (ix) and (xiii) which shall not be qualified by this subclause (ii)) and (iii) for actions described below that would not cause any of the representations and warranties contained in this ARTICLE III (other than this Section 3.7) to be untrue in any material respect, the Company has not:

                  (i) issued, delivered or agreed (conditionally or unconditionally) to issue or deliver, or granted any option, warrant or other right to purchase, any of its capital stock or other equity interest or any security convertible into its capital stock or other equity interest;

                  (ii) paid any obligation or liability (absolute or contingent) other than current liabilities reflected on the Balance Sheet and current liabilities incurred since the Balance Sheet Date in the ordinary course of business consistent with past practice;

                  (iii)    undertaken   or  committed   to   undertake   capital
         expenditures exceeding $10,000 for any single project or related series of projects;

                  (iv) sold, leased, transferred or otherwise disposed of (including any transfers from the Company to any of its Affiliates), or mortgaged or pledged, or imposed or suffered to be imposed any Encumbrance (other than Permitted Encumbrances) on, any of the assets reflected on the Balance Sheet or any assets acquired after the Balance Sheet Date, except for sales of inventory in the ordinary course of business consistent with past practice;

                  (v) canceled any debts owed to or claims held by the Company (including the settlement of any claims or litigation) or waived any rights of material value;

                  (vi)     created,   incurred,   guaranteed   or  assumed   any
         indebtedness for borrowed money or entered into any capitalized leases;

                  (vii) accelerated collection of any note or account receivable to a date prior to the date such collection would have occurred in the ordinary course of business consistent with past practice;

                  (viii) delayed payment of any account payable or other liability of the Company beyond its due date or the date when such liability would have been paid in the ordinary course of business consistent with past practice;

                  (ix) granted any bonus or other special compensation or increased the compensation or benefits payable or to become payable to any directors, officers or employees, or instituted any increase in or otherwise amended any profit sharing, bonus, incentive, deferred compensation, insurance, pension, retirement, medical, hospital, disability, welfare or other employee benefit plan except for increases required by law;

                  (x) sold, assigned or transferred any patents, trademarks, service marks, trade names, copyrights, Software (as defined in Section 3.17) (except in the ordinary course of business consistent with past practice), trade secrets or other similar intangible assets, or disclosed any proprietary or confidential information to any person or entity (other than Parent, its Affiliates and agents);

                  (xi) extended credit other than in the ordinary course of business or permitted any change in credit practices or in the method of maintaining books, accounts or business records;

                  (xii) declared, set aside or paid any dividend or made any other distribution (whether in cash, stock or other property) to any of the Stockholders in respect of any Company Stock or other securities of the Company;

                  (xiii)   purchased,   redeemed,   called   for   purchase   or
         redemption or otherwise acquired any shares of Company Stock or any other securities of the Company;

                  (xiv) made any write-down of the value of any inventory or write-offs as uncollectible of any notes or accounts receivable except for write-downs and write-offs in the ordinary course of business and consistent with past practice, none of which would reasonably be expected to have a Material Adverse Effect on the Business or the results of operations, properties or condition (financial or otherwise) of the Company;

                  (xv) except as otherwise contemplated herein, entered into any transaction other than in the ordinary course of business or any transaction (not involving purchases and sales of inventory) including commitments for expenditures in excess of $10,000;

                  (xvi)    made  any  changes  in  the  accounting   methods  or
         practices followed by the Company;

                  (xvii) entered into or performed any transactions with any of its Affiliates except for transactions in the ordinary course of business and on terms no less favorable than those customarily enjoyed by the Company;

                  (xviii) agreed or committed to do or authorized any of the foregoing; or

                  (xix) prepared or filed any Tax Return inconsistent with past practice or, on any such Tax Return taken any position, made any election, or adopted any method that is inconsistent with positions taken, elections made or methods used in preparing or filing similar Tax Returns in prior periods (including, without limitation, positions, elections or methods which would have the effect of deferring income to periods ending after the Closing Date or accelerating deductions to periods ending on or prior to the Closing Date).

         SECTION 3.8 NO UNDISCLOSED LIABILITIES. Except as set forth on SCHEDULE 3.8, the Company is not subject to any obligation or liability of a kind required to be included as a liability on the Balance Sheet under the method of accounting described in Section 3.6 hereof (including, without limitation, unasserted claims whether known or unknown), whether absolute, contingent, accrued or otherwise, which is not shown or which is in excess of amounts shown or reserved for on the Balance Sheet, other than liabilities reasonably incurred in the ordinary course of business after the Balance Sheet Date, none of which, individually or in the aggregate, would have a Material Adverse Effect on the Company and none of which is a liability for breach of contract, breach of warranty, tort, infringement or other lawsuit.

         SECTION 3.9 TAXES.

                  (a)      Except  as set  forth on  SCHEDULE  3.9,  (i) all Tax
Returns, required to be filed by or on behalf of the Company prior to the Closing Date have been or will be timely filed, and such Tax Returns as so filed are or will be complete and accurate in all material respects and disclose all Taxes required to be paid for the periods covered thereby and all Taxes shown to be due on such Tax Returns have been timely paid; (ii) no extension of time in which to file any such Tax Returns is in effect or has been requested; (iii) all Taxes for which the Company is liable relating to any period ending on or prior to the Closing Date (or the portion of any Tax period ending on the Closing Date and with respect to any Tax Period which begins before the Closing Date and ends after the Closing Date) shall have been paid or, if not yet due and payable, properly accrued for as of the Closing Date; (iv) all Taxes which the Company is required by law to withhold or to collect for payment have been duly withheld and collected, and have been paid or will be paid to the proper Governmental Body; (v) there are no Tax liens (except for liens relating to current Taxes not yet due) on any property of the Company and, to the Knowledge of the Company, no basis exists for any such liens; (vi) the Tax Returns referred to in clause (i) have been examined by the appropriate taxing authority or the period for assessment of the Taxes in respect of which such Tax Returns were required to be filed has expired; (vii) no audit of any kind has been conducted with respect to any Tax Return by an appropriate Taxing authority; (viii) all deficiencies which have been asserted as a result of any examination set forth on SCHEDULE 3.9 hereto have been fully paid or finally settled, and no issue has been raised in any such examination which, by application of similar principles, reasonably would be expected to result in assertion of a deficiency for any other year not so examined; (ix) the Company has neither executed nor entered into a closing agreement pursuant to
Section 7121 of the Code, or any predecessor provision or any similar provision of state, local or foreign law; (x) there are no outstanding agreements or waivers extending the statutes of limitations with respect to the assessment of any Tax and no such agreements or waivers have been requested; (xi) the Company has not incurred any liability with respect to Taxes based upon income, operations, purchases, sales, payroll, licenses, compensation, business, capital stock or surplus, properties or assets except in the ordinary course of business, or any liabilities for interest or penalties with respect to the foregoing; (xii) there is no action, suit, investigation, audit, claim or assessment pending or proposed or, to the Knowledge of the Company, threatened with respect to Taxes of the Company and, to the Knowledge of the Company, no basis exists therefor; (xiii) the accruals for Taxes reflected on the Balance Sheet are adequate to cover any Tax liability of the Company; (xiv) since the Balance Sheet Date, the Company has not and, to the Knowledge of the Company, none of the Stockholders has taken any action not in accordance with past practice that would have the effect of deferring any Tax liability for the Company from any taxable period ending on or before the Closing Date to any taxable period ending after the Closing Date; and (xv) no claim has ever been made by a Taxing Authority in a jurisdiction where the Company has never paid Taxes or filed Tax Returns asserting that the Company is or may be subject to Taxes assessed by such jurisdiction.

                  (b) No transaction contemplated by this Agreement is subject to withholding under Section 1445 of the Code and no stock transfer Taxes, sales Taxes, use Taxes, real estate transfer or gains Taxes, or other similar Taxes will be imposed on the transactions contemplated by this Agreement.

                  (c) As a result of the Merger, none of the Company, the Surviving Corporation or Parent will be obligated to make a payment to an individual employed by the Company that would be a "parachute payment" to a "disqualified individual" as those terms are defined in Section 280G of the Code, without regard to whether such payment is reasonable compensation for personal services performed or to be performed in the future.

                  (d) For any Taxable period as to which the relevant statute of limitations will not have expired as of the Closing Date, the Company has not been a member of an affiliated group (as defined in Section 1504(a) of the Code without regard to the limitations contained in Section 1504(b) of the
Code) or has filed Tax Returns with a group of corporations filing a combined, consolidated or unitary income Tax Return.

                  (e) The Company has not and, to the Knowledge of the Company, the Stockholders have not taken or failed to take any action which action or failure would cause the Merger to fail to qualify as a reorganization within the meaning of Section 368(a) of the Code.

         SECTION 3.10 GOVERNMENTAL PERMITS. To the Knowledge of the Company, the Company owns, holds or possesses all governmental licenses, franchises, permits, privileges, variances, immunities, approvals and other authorizations which are necessary to entitle it to own, lease, operate and use its assets and properties and to carry on and conduct the Business substantially as currently conducted (herein collectively called "GOVERNMENTAL PERMITS"), except for such Governmental Permits as to which the failure to so own, hold or possess would not have a Material Adverse Effect on the Company. SCHEDULE 3.10 sets forth a list and brief description of each such Governmental Permit.

         To the Knowledge of the Company, the Company has fulfilled and performed its respective obligations under each of such Governmental Permits, and no event has occurred or condition or state of facts exists which constitutes or, after notice or lapse of time or both, would constitute a breach or default under any such Governmental Permit, or permits or, after notice or lapse of time or both, would permit revocation or termination of any such Governmental Permit, or which might adversely affect the right of the Company under any such Governmental Permit. No notice of cancellation, of default or of any dispute concerning any Governmental Permit, or of any event, condition or state of facts described in the preceding sentence, has been received or is known by the Company. Except as set forth on SCHEDULE 3.10, each of the Governmental Permits is valid, subsisting and in full force and effect and will continue in full force and effect after the Closing, in each case without (a) the occurrence of any breach, default or forfeiture of rights thereunder or (b) the consent, approval, or act of, or the making of any filing with, any Governmental Body or other party.

         SECTION 3.11 REAL PROPERTY. The Company does not own, and has never owned, any real property or any option to acquire any real property.

         SECTION 3.12 REAL PROPERTY LEASES. SCHEDULE 3.12 sets forth a list of each lease or similar agreement under which the Company is lessee of, or holds or operates, any real property owned by any third party. Except as set forth on
SCHEDULE 3.12, (i) there are no subleases, tenancies or other rights of occupancy affecting all or any part of such leases, (ii) the Company has the right to quiet enjoyment of the premises described in any lease identified on such Schedule for the full term of each such lease or similar agreement (and any renewal option related thereto) relating thereto, and (iii) the leasehold or other interest of the Company therein is not subject or subordinate to any Encumbrance held by persons claiming by, through or under the Company, except for Permitted Encumbrances.

         SECTION 3.13 CONDEMNATION. Neither the whole nor any part of any real property listed on SCHEDULE 3.12 is subject to any pending suit for condemnation or other taking by any public authority and, to the Knowledge of the Company, no such condemnation or other taking is threatened.

         SECTION 3.14 PERSONAL PROPERTY. SCHEDULE 3.14 contains a list as of the date hereof of all machinery, equipment, vehicles, furniture and other personal property owned by the Company having an original cost of $5,000 or more.

         SECTION 3.15 PERSONAL PROPERTY LEASES. SCHEDULE 3.15 contains a list of each lease or other agreement or right, whether written or oral, under which the Company is lessee of, or holds or operates, any machinery, equipment, computer hardware and related peripheral equipment, vehicle or other tangible personal property owned by a third party.

         SECTION 3.16 INTELLECTUAL PROPERTY.

                  (a)      SCHEDULE 3.16 contains a list of:

                  (i) all United States and foreign patents and patent applications and patent disclosures owned or controlled by the Company;

                  (ii) all United States and foreign copyrights, registered or unregistered, copyrighted works and copyright registration applications owned or controlled by the Company; (iii) all computer software programs and software systems (including, without limitation, all data, databases, compilations, tool sets, related documentation and materials, whether in source code, object code or human readable form and regardless of media), developed by or for the Company or otherwise used in the Business ("SOFTWARE");

                  (iv) all United States, state and foreign trademarks, service marks and trade names for which registrations have been issued or applied for by the Company, and all other United States, state and foreign trademarks, service marks and trade names owned or used by the Company or in which the Company holds any right, license, sublicense or interest;

                  (v) all agreements, commitments, contracts, understandings, licenses, sublicenses, assignments and indemnities which relate or pertain to any asset, property or right of the character described in the preceding clause to which the Company is a party;

                  (vi) all licenses, sublicenses or agreements which are material to the Business and which relate or pertain to mailing lists, know-how, trade secrets, disclosures or uses of ideas to which the Company is a party, showing in each case the parties and the material terms; and

                  (vii) all registered and unregistered assumed or fictitious names under which the Company is conducting the Business or has within the previous three years conducted the Business.

                  (b) All patents listed on SCHEDULE 3.16 as being owned, controlled or used by the Company are valid and in force and all patent applications of the Company listed therein are in good standing, all without challenge of any kind, and, except as otherwise set forth on SCHEDULE 3.16, the Company owns the entire right, title and interest in and to such patents and patent applications, free and clear of all Encumbrances, except Permitted Encumbrances. All of the registrations for trademarks, service marks, trade names and copyrights listed on SCHEDULE 3.16 as being owned, controlled or used by the Company are valid and in force and all applications for such registrations are pending and in good standing, all without challenge of any kind, and, except as otherwise set forth on SCHEDULE 3.16, the Company owns the entire right, title and interest  in and  to  all  such  trademarks,  service  marks,  trade  names  and copyrights so listed as well as the registrations and applications for registration therefor, free and clear of all Encumbrances, except Permitted Encumbrances. Correct and complete copies of all the patents and patent applications and of all of the trademarks, service marks, trade names and copyrights and registrations, applications or deposits therefor and all the agreements, commitments, contracts, understandings, licenses, sublicenses, assignments, and indemnities listed on SCHEDULE 3.16 have heretofore been delivered or otherwise made available by the Company to Parent.

         SECTION 3.17 ACCOUNTS RECEIVABLE; INVENTORIES.

                  (a) All accounts receivable of the Company have arisen from bona fide transactions by the Company in the ordinary course of business consistent with past practice and, to the Knowledge of the Company, are not subject to counterclaims or setoffs. Except as set forth on SCHEDULE 3.17, no such receivable has been outstanding for more than 90 days beyond its due date. To the Knowledge of the Company, all of the accounts receivable reflected on the Balance Sheet, taken as a whole, are good and collectible in the ordinary course of business at the aggregate amounts recorded in respect thereof, net of any applicable allowance for doubtful accounts, which allowances will be determined on a basis consistent with the basis used in determining the allowances for doubtful accounts reflected in the Balance Sheet.

                  (b) The inventories of the Company (including raw materials, supplies, work-in-process, finished goods and other materials) are in good and useable condition and (i) are reflected in the Balance Sheet in accordance with generally accepted accounting principles and (ii) are reflected in the books and records of the Company at the lower of average cost or market value. The inventory obsolescence policies of the Company are appropriate for the nature of the products sold and the marketing methods used by the Company, and the reserve for inventory obsolescence contained in the Balance Sheet fairly reflects the amount of obsolete inventory as of the Balance Sheet Date. The Company has heretofore delivered to Parent a list of places where material inventories of the Company are located.

         SECTION 3.18 TITLE TO ASSETS. To the Knowledge of the Company, the Company has good title to all of its assets reflected on the Balance Sheet as being owned by it and all of the assets thereafter acquired by it (except to the extent that such assets have been disposed of after the Balance Sheet Date in the ordinary course of business consistent with past practice), free and clear of all Encumbrances, except for Permitted Encumbrances and except as set forth in SCHEDULE 3.18.

         SECTION 3.19 EMPLOYEES. SCHEDULE 3.19 contains a list of the employees of the Company as of the date hereof. As of the date hereof, all bonuses payable to employees of the Company for services performed on or prior to the date hereof have been paid in full, and there are no outstanding agreements, understandings or commitments of the Company with respect to any bonuses or increases in compensation.

         SECTION 3.20 EMPLOYEE MATTERS. To the Knowledge of the Company, the Company has complied in all material respects with all applicable laws, rules and regulations which relate to wages, hours, discrimination in employment and collective bargaining and to the operation of its business and is not liable for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing. The Company believes that the Company's relations with its employees are satisfactory. Except as set forth in SCHEDULE 3.20, the Company is not a party to any collective bargaining agreement, the Company has complied in all material respects with all collective bargaining agreements listed in such Schedule and the Company is not a party to, and it is not affected by or, to the Knowledge of the Company, threatened with, any dispute or controversy with a union or with respect to unionization or collective bargaining involving its employees. The Company is not materially affected by any dispute or controversy with a union or with respect to unionization or collective bargaining involving any supplier or customer of the Company. The Company is not affected by any union organizing or election activities involving any employee of the Company and, to the Knowledge of the Company, no such activities are threatened as of the date hereof.

         SECTION 3.21 EMPLOYEE BENEFIT PLANS.

                  (a) SCHEDULE 3.21(a) lists each "employee welfare benefit plan" (as such term is defined in Section 3(1) of ERISA) and "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA) at any time maintained by the Company or which provides or will provide benefits to present or prior employees of the Company. In addition, set forth on SCHEDULE 3.21(a) is a true and complete list of each stock ownership, stock purchase, stock option, phantom stock, bonus, deferred compensation, incentive compensation, severance or termination pay, change of control, death benefit or similar plan, agreement or arrangement maintained by the Company (the "NON-ERISA COMMITMENTS"). The Company has never maintained or been required to contribute to any "employee pension benefit plan" subject to Section 302 or Title IV of ERISA or any "multiemployer plan," as such term is defined in Section 3(37) of ERISA. The Company does not have, and has never had, any ERISA Affiliate. Except as disclosed on SCHEDULE 3.21(a), true copies of each "employee welfare benefit plan," "employee pension benefit plan" and Non-ERISA Commitment, the annual reports required to be filed under ERISA for the last two years with respect to any "employee pension benefit plan," if any, and the financial statements for the most recent year for which such statements exist with respect to any "employee pension benefit plan" have been delivered or made available to Parent.

                  (b) Neither the Company nor, to the Knowledge of the Company, any of the Stockholders, any other "disqualified person" (within the meaning of Section 4975 of the Code) or any "party in interest" (within the meaning of Section 3(14) of the Code) has engaged in any non-exempt prohibited transaction (within the meaning of Section 4975 of the Code or Section 406 of ERISA), nor, to the Knowledge of the Company, has any breach of fiduciary duty occurred, with respect to any "employee pension benefit plan." Except as disclosed on SCHEDULE 3.21(b), each "employee welfare benefit plan" and "employee pension benefit plan" (i) has been administered in accordance with its terms and (ii) complies in form, and has been maintained in accordance, with the requirements of ERISA and, where applicable, the Code.

                  (c) Except as disclosed on SCHEDULE 3.21(c), the Company's 401(k) Plan (the "401(K) PLAN") has received a favorable determination letter from the Internal Revenue Service, and to the Knowledge of the Company nothing has occurred and no condition exists that could cause the loss of such qualification. All contributions or payments that are due from the Company with respect to each "employee welfare benefit plan," "employee pension benefit plan" and the Non-ERISA Commitments have been timely paid and any related insurance and third party administration contracts remain in full force and effect. There is no pending or to the Knowledge of the Company threatened claim in respect of any "employee welfare benefit plan," "employee pension benefit plan" and any Non-ERISA Commitment other than routine claims for benefits in the ordinary course of business.

         SECTION 3.22  CONTRACTS.   Except as set forth on SCHEDULE  3.22 or any
other Schedule hereto, the Company is not a party to or bound by:

                  (a) any contract for the purchase, sale or lease of real property or any option to purchase or sell real property;

                  (b) any indebtedness, obligation or liability for borrowed money, or liability for the deferred purchase price of property in excess of $10,000, or any instrument guaranteeing any indebtedness, obligation or liability, or any obligation to incur any of the foregoing;

                  (c) any joint venture, partnership or other arrangement involving a sharing of profits involving the Company; (d) any agreement which is material to the Business and which includes provisions regarding minimum volumes or volume discounts, excluding outstanding price quotations;

                  (e) any agreement which is material to the Business and pursuant to which a rebate, discount, bonus, commission or other payment with respect to the sale of any product of the Company will be payable or required after the Closing;

                  (f) any guarantee of the obligations of the Company's customers, suppliers, officers, directors, employees or Affiliates or others;

                  (g) any consignment, distributor, dealer, manufacturer's representative, sales agency, advertising representative or advertising or public relations contract which is material to the Business;

                  (h) any agreement limiting the Company's ability to engage in any business anywhere in the world;

                  (i) any contract which provides for, or relates to, any non-competition or confidentiality arrangement with any Person, including any current or former officer or employee of the Company;

                  (j) any contract or group of related contracts for capital expenditures in excess of $10,000 for any single project or related series of projects;

                  (k) any contract which involves payments or receipts by the Company of more than $5,000; or

                  (l) any contract not made in the ordinary course of business.

         SECTION 3.23 STATUS OF CONTRACTS. Each of the leases, contracts and other agreements listed on SCHEDULES 3.12, 3.15, 3.16 and 3.22 (collectively, the "MATERIAL CONTRACTS"), constitutes a valid and binding obligation of the Company and, to the Knowledge of the Company, the other parties thereto, and is in full force and effect and each of the Material Contracts (except as set forth in SCHEDULE 3.23 and except for those Material Contracts which by their terms will expire prior to the Closing Date or will be otherwise terminated prior to the Closing Date in accordance with the provisions hereof) will continue in full force and effect after the Closing Date, in each case without materially breaching the terms thereof or resulting in the forfeiture or impairment of any rights thereunder and without the consent, approval or act of, or the making of any filing with, any other party. Except as set forth on SCHEDULE 3.23, the Company has fulfilled and performed its obligations in all material respects under each of the Material Contracts and the Company is not in, or, to the Knowledge of the Company, alleged to be in, material breach or default under, nor is there or, to the Knowledge of the Company, is there alleged to be any basis for termination of any of the Material Contracts. To the Knowledge of the Company, no other party to any of the Material Contracts has breached or defaulted thereunder. No event has occurred and no condition or state of facts exists which, with the passage of time or the giving of notice or both, would constitute such a default or breach by the Company or, to the Knowledge of the Company, by any other party. The Company is not currently renegotiating any of the Material Contracts or paying liquidated damages in lieu of performance thereunder.

         SECTION 3.24 NO VIOLATION, LITIGATION OR REGULATORY ACTION. Except as set forth on SCHEDULE 3.24:

                  (a) To the Knowledge of the Company, the Company has complied with all laws, regulations, rules, writs, injunctions, ordinances, franchises, decrees, stipulations, awards or orders of any Governmental Body which are applicable to the Company or its Business;

                  (b) No notice has been served upon the Company by any Governmental Body or other person of any violation of any Requirements of Law or calling attention to the necessity of any work, repairs, new construction, installation or alteration of any real or personal property owned, leased or used by the Company;

                  (c) There are no lawsuits, claims, suits, proceedings pending or, to the Knowledge of the Company, threatened against the Company or investigations pending regarding the Company nor, to the Knowledge of the Company, is there any basis for any of the same, and there are no lawsuits, suits or proceedings pending or contemplated in which the Company is the plaintiff or claimant; and

                  (d) There is no action, suit or proceeding pending or, to the Knowledge of the Company, threatened which questions the legality or propriety of the transactions contemplated by this Agreement or the Merger Agreement.

         SECTION 3.25 INSURANCE. All fire and casualty, liability (general, products and other liability), workers' compensation and other forms of insurance and bonds maintained by the Company are set forth on SCHEDULE 3.25, provide full and adequate coverage for all normal risks incident to the Business and the respective properties and assets of the Company, and, to the Knowledge of the Company, are in character and amount at least equivalent to that carried by Persons engaged in similar businesses and subject to the same or similar peril or hazards. The Company has made any and all payments required to maintain such policies in full force and effect. The Company has not received notice of default under any such policy, and has not received written notice or, to the Knowledge of the Company, oral notice of any pending or threatened termination or cancellation, coverage limitation or reduction or material premium increase with respect to such policy.

         SECTION 3.26 CUSTOMERS AND SUPPLIERS. Set forth in SCHEDULE 3.26 hereto is a list of names and addresses of the ten (10) largest customers and the ten
(10) largest vendors during each of the years ended December 31, 2003 and December 31, 2004. Except as set forth in SCHEDULE 3.26, there exists no actual or, to the Knowledge of the Company, threatened termination, cancellation or limitation of, or any modification or change in, the business relationship of the Company with any customer or group of customers or supplier or group of suppliers listed in SCHEDULE 3.26, or whose purchases or sales individually or in the aggregate are material to the operations of the Company's business.

         SECTION 3.27  STOCKHOLDERS'  ASSETS.   None of the  Stockholders  owns,
directly or indirectly, any assets or properties relating to or used by the Company in the Business.

         SECTION 3.28 NO FINDER. The Company has not paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Agreement.

         SECTION  3.29  TRANSACTIONS  WITH  AFFILIATES.  Except  as set forth on
SCHEDULE 3.29, no officer, director or other Affiliate of the Company (including spouses, children and other relatives of any of the foregoing) is a party to any agreement, contract, arrangement or transaction with the Company or has any interest in any property (real or personal or mixed, tangible or intangible) owned or leased by the Company.

         SECTION 3.30 BANK ACCOUNTS; POWERS OF ATTORNEY; MINUTE BOOKS.

                  (a) SCHEDULE 3.30 sets forth a complete and correct list of all bank accounts and safe deposit boxes of the Company and persons authorized to sign or otherwise act with respect thereto as of the date hereof and a complete and correct list of all persons holding a general or special power of attorney granted by the Company.

                  (b) True and complete copies of the minute books of the Company have been delivered to Parent. Such minute books contain true and complete records of all meetings and other corporate action taken by the Board of Directors and stockholders of the Company.

         SECTION 3.31 DISCLOSURE. No representation or warranty made by the Company contained in this Agreement and no statement contained in any certificate, list, exhibit or other instrument specified or referred to in this Agreement, including, without limitation, the

Company Disclosure Schedules, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of circumstances under which they were made, not misleading.

         SECTION 3.32 COMPANY DISCLOSURE SCHEDULES. Notwithstanding anything in this Agreement to the contrary, (a) all information contained in the Schedules delivered by the Company pursuant to ARTICLE III hereto (the "COMPANY DISCLOSURE SCHEDULES") for all purposes is and shall be deemed to constitute a part of the Company's representations and warranties set forth in this ARTICLE III, (b) the Company Disclosure Schedules are incorporated in this Agreement by this reference, and (c) disclosure by the Company in or on one Company Disclosure Schedule shall be deemed to be disclosure for all other purposes on any or all of the other Company Disclosure Schedules for which such disclosure may be relevant to the extent that a reasonable person would understand that information disclosed in such Schedule might reasonably apply to such other Schedule(s).

                                   ARTICLE IV
                             [INTENTIONALLY OMITTED]

                                   ARTICLE V
                      ADDITIONAL AGREEMENTS OF THE PARTIES

         SECTION 5.1 ORDINARY COURSE. The Company covenants that prior to the Closing, without Parent's written consent, the Company shall not:

                  (a)      take or  authorize  any of the  actions  set forth in
Section 3.7(b);

                  (b) issue or sell any shares of its capital stock of any class, or issue or sell any securities convertible into, or options with respect to, or warrants to purchase or rights to subscribe to, any shares of its capital stock of any class, or make any commitment to issue or sell any such shares or securities;

                  (c) directly or indirectly solicit or negotiate with respect to any inquiries or proposals from any person relating to: (i) the merger or consolidation of the Company with any person; (ii) the direct or indirect acquisition by any person of any of the assets of the Company (other than the sale of assets in the ordinary course of business consistent with past practice, not otherwise prohibited by this Section 5.1); or (iii) the acquisition of direct or indirect beneficial ownership or control of the Company or any securities thereof by any person;

                  (d) prepare or file any Tax Return inconsistent with past practice or, on any such Tax Return, take any position, make any election, or adopt any method that is inconsistent with positions taken, elections made or methods used in preparing or filing similar Tax Returns in prior periods (including, without limitation, positions, elections or methods which would have the effect of deferring income to periods ending after the Closing Date or accelerating deductions to periods ending on or prior to the Closing Date); or

                  (e) agree or commit to do or authorize any of the foregoing;

         PROVIDED, THAT, if the Company provides written notice to Parent (pursuant to the terms of Section 10.2) of its intent to take, authorize, agree or commit to do or authorize any action prohibited by this Section 5.1, and prior to obtaining Parent's consent as required by this Section 5.1, the Board of Directors of the Company acting in good faith determines that the failure to take, authorize, agree or commit to do or authorize such action will jeopardize the existence of the Company, the taking, authorization, agreement or commitment to do or authorize any such action by the Company shall not constitute a breach of this Agreement giving rise to a claim for damages by Parent or Mergerco; PROVIDED, FURTHER, that the foregoing proviso shall in no way operate as a waiver by Parent of the requirements of Section 6.2 or limit or condition Parent's right to terminate this Agreement pursuant to Section 9.1(c).

         SECTION 5.2 ACCESS PRIOR TO CLOSING; CERTAIN NOTICES.

                  (a)      Upon reasonable notice,  Parent, the Company, each of
their respective subsidiaries and each of their respective directors, officers, agents and employees shall afford to the other and the other's representatives (including, without limitation, its independent public accountants, banks or other lenders' representatives and attorneys) reasonable access during regular business hours from the date hereof through the Closing to any and all of its premises, properties, contracts, books, records, data and personnel or relating to its operations and during such period each shall make available or furnish promptly to the other (a) a copy of each report, schedule, registration statement and other document filed or received by it pursuant to the requirements of federal or state securities laws and (b) all other information concerning its business, properties and personnel as the other may reasonably request. No investigation by either of the parties or their respective representatives shall affect or otherwise obviate or diminish the representations, warranties, covenants, agreements or conditions to the obligations of the other party set forth herein.

                  (b) The Company covenants that prior to the Closing the Company will promptly notify Parent of any notice or any pending, threatened or contemplated lawsuit, claim, suit, proceeding or Governmental Body investigation which, if existing on the date hereof, would have been disclosable pursuant to
Section 3.24(b) or (c).

         SECTION 5.3 REGULATORY AND OTHER AUTHORIZATIONS.

                  (a) Parent and the Company shall use commercially reasonable efforts to secure before the Closing Date, each consent, approval or waiver, in form and substance reasonably satisfactory to the Company or Parent, required to be obtained to satisfy the conditions set forth in Section 6.1 and
Section 6.2 below; PROVIDED, THAT, none of the Company, Parent or Mergerco shall have any obligation to pay any consideration in order to obtain any such consents or approvals.

                  (b) During the period prior to the Closing Date, Parent and the Company shall use commercially reasonable efforts to secure any consents and approvals of any Governmental Body required to satisfy the conditions set forth in Sections 6.1 and 6.2 below; PROVIDED, HOWEVER, that the Company shall not make any agreement or understanding affecting its assets or the Business as a condition for obtaining any such consents or approvals except with the prior written consent of Parent.

         SECTION 5.4 FURTHER ASSURANCES. At any time and from time to time at or after the Closing, the parties agree to cooperate with each other, to execute and deliver such other documents, instruments of transfer or assignment, files, books and records and do all such further acts and things as may be reasonably required to carry out the transactions contemplated hereby.

         SECTION 5.5 COMPANY FINANCIAL STATEMENTS. The Company shall promptly provide to Parent copies of any financial statements prepared with respect to the Company as of a date or for a period subsequent to that reflected in the Company's Financial Statements.

         SECTION 5.6 DELIVERY OF DOCUMENTS. Subject to the satisfaction of the conditions to their respective obligations contained in Article VI, the parties shall cause the delivery of the respective documents required to be delivered or caused to be delivered by them pursuant to Article VII.

         SECTION 5.7 EMPLOYEES. The Company hereby acknowledges that, after the Closing, neither Parent nor the Surviving Corporation, has any obligation to continue the employment of any of the employees of the Company.

         SECTION 5.8 USE OF TRADE NAMES. Parent and Surviving Corporation and their Affiliates shall, after the Effective Time, have the unlimited, exclusive, royalty-free and perpetual right to use the name "Complete Security Solutions" and any other names or tradenames used by the Company with respect to the Business.

         SECTION 5.9 CONTINUED RELATIONSHIPS. After the date hereof and through the Closing the Company shall use commercially reasonable efforts to preserve intact the business of the Company and keep available the services of its officers and employees and maintain good relationships with suppliers, advertising and other customers and others having business relations with the Company.

         SECTION 5.10 PRESERVE ACCURACY OF REPRESENTATIONS AND WARRANTIES. Between the date hereof and the Closing Date, each of the parties hereto shall refrain from taking any action which would render any of its respective representations or warranties contained in Article II or III of this Agreement inaccurate as of the Closing Date. Each party shall promptly notify the other of any action, suit or proceeding that has been instituted or threatened against such party to restrain, prohibit or otherwise challenge the legality of any transaction contemplated by this Agreement or the Merger Agreement.

         SECTION 5.11  NOTIFICATION  BY THE  COMPANY  OF CERTAIN  MATTERS.   The
Company shall promptly advise Parent in writing of (i) any change or event having a Material Adverse Effect on the Company, (ii) any notice or other communication from any third Person alleging that the consent of such third Person is or may be required in connection with the transactions contemplated by this Agreement, and (iii) any material default under any Material Contract or event which, with notice or lapse of time or both, would become such a default on or prior to the Effective Time and of which the Company has Knowledge.

         SECTION 5.12 NECESSARY ACTIONS. Subject to the terms of this Agreement, Parent, Mergerco and the Company shall use commercially reasonable efforts to effect the Merger as promptly as possible after the date hereof. The Company shall prepare ANNEX A hereto.

         SECTION 5.13 NO ASSURANCE OF PUBLIC OFFERING. The Company acknowledges and agrees:

                  (a) that there exists no firm commitment, binding agreement, or promise or other assurance of any kind, whether express or implied, oral or written, that a public offering of the capital stock of Parent will occur at a particular price or within a particular range of prices or occur at all;

                  (b) that neither Parent, any of its subsidiaries, any of their respective officers, directors, agents or representatives nor any prospective underwriter shall have any liability to the Company, any Stockholder or any other person or entity affiliated or associated with the Company for any failure of a public offering of the capital stock of Parent to occur at a particular price or within a particular range of prices or to occur at all; and

                  (c) that the decision of each Stockholder to vote in favor of or consent to the proposed Merger has been or will be made independent of, and without reliance upon, any statements, opinions or other communications, or due diligence investigations which have been or will be made or performed by any prospective underwriter or by Parent personnel, relative to Parent or any possible public offering of the capital stock of Parent.

         SECTION 5.14 REORGANIZATION. During the period from the date of this Agreement through the Effective Time, unless the other parties hereto shall otherwise agree in writing, none of Parent, Mergerco, the Company or any of their respective subsidiaries shall knowingly take or fail to take any action which action or failure would cause the Merger to fail to qualify as a reorganization within the meaning of Section 368(a) of the Code.

         SECTION 5.15 PARENT BOARD OF DIRECTORS. Immediately subsequent to the Closing, Parent's sole director shall nominate and elect, in accordance with
Section 2.2 of the Amended and Restated Bylaws of Parent ("PARENT'S Bylaws"), George Middlemas and Robert Cross to fill two of the vacant seats on the Board of Directors of Parent ("BOARD"). At such time that Parent obtains Director and Officer Liability Insurance, the Board shall nominate and elect, in accordance with Section 2.2 of Parent's Bylaws, John Walter and an independent director ("DIRECTOR DESIGNEE") (as defined in the Rules of the National Association of Securities Dealers) to be designated by Robert E. Yaw, II, to fill two of the vacant seats on the Board. Thereafter, John Walter and the Director Designee shall nominate two individuals ("INDEPENDENT DESIGNEES") who qualify as independent directors (as defined in the Rules of the National Association of Securities Dealers), and the Board shall elect, in accordance with Section 2.2 of Parent's Bylaws, the Independent Designees to fill two of the vacant seats on the Board.

         SECTION 5.16 INDEBTEDNESS. The Company shall use commercially reasonable efforts to restructure all monies lent or debts owed by the Company to any of its employees, any Stockholder or third parties. All indebtedness of the Company as of the date hereof is set forth on SCHEDULE 5.16 hereto.

         SECTION 5.17 INTENTIONALLY OMITTED.

         SECTION 5.18 INTENTIONALLY OMITTED.

         SECTION 5.19 INTENTIONALLY OMITTED.

         SECTION 5.20 INDEMNIFICATION OF OFFICERS AND DIRECTORS OF THE COMPANY. For six (6) years from and after the Effective Time (or, in the case of matters occurring at or prior to the Effective Time that have not been resolved prior to the sixth anniversary of the Effective Time, until such matters are finally resolved), Parent shall indemnify and hold harmless each individual who as of the date hereof is a director or officer of the Company (an "INDEMNIFIED PERSON") for and against all losses, expenses and liabilities that such person incurs or may incur based upon or relating to facts, events and/or matters existing or occurring prior to or at the Effective Time (including in connection with the Merger or the consummation thereof), to the same extent as provided in (or permitted by) the Company's Articles of Incorporation and/or Bylaws, in each case, as in effect on the date of this Agreement; PROVIDED, HOWEVER, that Parent shall not be required to indemnify or hold harmless any Indemnified Person in connection with any proceeding (or portion thereof) to the extent (but only to such extent) involving any claim initiated by any Indemnified Person (or any spouse or member of such Indemnified Person's family, or a custodian, trustee (including a trustee of a voting trust), executor or other fiduciary for the account of such Indemnified Person's spouse or members of such Indemnified Person's family, or a trust for such Indemnified Person's own self) unless such proceeding is brought by such Indemnified Person solely to enforce rights under this Section 5.20. As used herein, the word "family" shall include any spouse, lineal ancestor or descendent, step-child, brother or sister. The Bylaws of the Surviving Corporation shall contain provisions substantially similar in effect with respect to indemnification to those set forth in the Company's Bylaws as in effect on the date of this Agreement and the Charter of the Surviving Corporation shall contain provisions substantially similar in effect with respect to indemnification as those set forth in the Articles of Incorporation of the Company as in effect as of the date of this Agreement and such provisions shall not be amended, repealed or otherwise modified for a period of six (6) years from the Effective Time in any manner that would adversely affect any of the rights of indemnification of persons covered thereby immediately before the Effective Time. Subject to all of the foregoing provisions in this Section 5.20, from and after the Effective Time, each person who as of the date of this Agreement is a director and/or officer of the Company who becomes a director and/or officer of Parent or any of its subsidiaries (including the Surviving Corporation) shall (in addition to that which they are and shall be entitled pursuant to the foregoing provisions of this Section) have indemnification rights (with respect to their capacities as directors or officers of Parent or any of its subsidiaries (including the Surviving Corporation) at or after the Effective Time) to the extent provided in the Certificate of Incorporation or similar governing documents of Parent and its subsidiaries (including the Surviving Corporation), as in effect from time to time after the Effective Time.

         SECTION 5.21 REGISTRATION RIGHTS AGREEMENT. At the Closing, Parent shall execute and deliver the Registration Rights Agreement ("REGISTRATION RIGHTS AGREEMENT") in the form of EXHIBIT D attached hereto.

                                   ARTICLE VI
                              CONDITIONS TO CLOSING

         SECTION 6.1 THE COMPANY'S CONDITIONS TO CLOSE. The obligations of the Company under this Agreement are subject to the satisfaction at or prior to the Closing of each of the following conditions, but compliance with any or all of such conditions may be waived (in whole or in part), in writing, by the Company, to the extent permitted by applicable law:

                  (a) The representations and warranties of Parent contained in this Agreement that are qualified as to materiality shall be true and correct in all respects and the representations and warranties of Parent contained in this Agreement that are not so qualified shall be true and correct in all material respects on the date hereof and on the Closing Date, with the same effect as though such representations and warranties had been made on and as of the Closing Date (except to the extent that they expressly relate to an earlier date); PROVIDED, THAT, the conditions set forth in this Section 6.1(a) shall be deemed satisfied by Parent to the extent that any such inaccuracies contained in any such representation or warranty of Parent do not, individually or in the aggregate, adversely affect Parent or the properties, assets, liabilities (fixed or otherwise) or condition (financial or otherwise) of Parent and any of its subsidiaries, taken as a whole, in an amount in excess of $200,000;

                  (b) Parent and Mergerco shall have performed and complied in all material respects with all of the covenants and agreements contained in this Agreement (other than Section 5.6) and satisfied in all material respects all of the conditions required by this Agreement to be performed or complied with or satisfied by Parent at or prior to the Closing;

                  (c) Parent and Mergerco shall have received all approvals and actions of or by all Governmental Bodies, which are necessary to consummate the transactions contemplated hereby;

                  (d) There shall not have occurred any change which would have or would be likely to have a Material Adverse Effect with respect to Parent or Mergerco;

                  (e) On the Closing Date, there shall be no Requirement of Law, injunction, restraining order or decree of any nature of any court or Governmental Body in effect that restrains or prohibits the consummation of the transactions contemplated by this Agreement;

                  (f) No action, suit or proceeding shall have been instituted by any person or entity, or threatened by any Governmental Body, before a court or Governmental Body, to restrain or prevent the carrying out of the transactions contemplated by this Agreement and the Merger Agreement;

                  (g) The Merger and the Merger Agreement shall have been duly approved by the affirmative vote of the holders of not less than a majority of the shares of Company Stock outstanding and entitled to vote with respect thereof in accordance with the Company's Restated Certificate of Incorporation;

                  (h) The Company shall be reasonably satisfied that the Merger and the transactions contemplated thereby are exempt from the registration requirements of the Securities Act under Section 4(2) of the Securities Act;

                  (i) The Company shall be reasonably satisfied that the Merger and the transactions contemplated thereby are exempt from the registration or qualification provisions of all state securities laws applicable to the Merger and the transactions contemplated thereby;

                  (j) The Merger Agreement shall be concurrently filed with the Secretary of State of the State of Delaware;

                  (k) The merger between Parent and LucidLine, Inc. shall be concurrently consummated, such merger to be as described in that certain Amended Confidential Information Memorandum, dated as of February 16, 2005, and entitled "$3,000,000 Patron Systems, Inc. Interim Bridge Loan Financing" (the "CIM");

                  (l) Parent shall have completed a closing, in escrow, of its acquisition of Entelagent Software Corp. as described in the CIM;

                  (m) Parent shall concurrently consummate the Bridge Loan Financing as described in the CIM, pursuant to which all of the funds held in escrow pursuant to the CIM will be concurrently released;

                  (n) Parent shall have executed and delivered to the Stockholders signatory thereto the Registration Rights Agreement; and

                  (o) Parent shall have delivered to the Company a certificate, in form and substance reasonably satisfactory to the Company, dated as of the Closing Date, signed by Parent's Chairman of the Board, to the effect set forth in clauses (a) through (n), inclusive, of this Section 6.1.

         SECTION 6.2 PARENT'S CONDITIONS TO CLOSE. The obligations of Parent under this Agreement are subject to the satisfaction at or prior to the Closing of each of the following conditions, but compliance with any or all of any such conditions may be waived (in whole or in part), in writing, by Parent, to the extent permitted by applicable law:

                  (a) The representations and warranties of the Company contained in this Agreement that are qualified as to materiality shall be true and correct in all respects and the representations and warranties of the Company contained in this Agreement that are not so qualified shall be true and correct in all material respects on the date hereof and on the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date (except to the extent that they expressly relate to an earlier date); PROVIDED, THAT, the conditions set forth in this Section 6.2(a) shall be deemed satisfied by the Company to the extent that any such inaccuracies contained in any such representation or warranty of the Company do not, individually or in the aggregate, adversely affect the Company or the properties, assets, liabilities (fixed or otherwise) or condition (financial or otherwise) of the Company in an amount in excess of $200,000;

                  (b) The Company shall have performed and complied in all material respects with all the covenants and agreements contained in this Agreement (other than Section 5.6) and satisfied in all material respects all the conditions required by this Agreement to be performed or complied with or satisfied by it at or prior to the Closing;

                  (c) The Company shall have received all approvals and actions of or by all Governmental Bodies, which are necessary to consummate the transactions contemplated hereby;

                  (d) On the Closing Date, there shall be no Requirement of Law, injunction, restraining order or decree of any nature of any court or Governmental Body in effect that restrains or prohibits the consummation of the transactions contemplated by this Agreement or the Merger Agreement;

                  (e) No action, suit or proceeding shall have been instituted by any person or entity, or threatened by any Governmental Body, before a court or Governmental Body, to restrain or prevent the carrying out of the transactions contemplated by this Agreement or that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Business or the results of operations, properties or condition (financial or otherwise) of the Company;

                  (f) The Merger and the Merger Agreement shall have been duly approved by the affirmative vote of the holders of not less than a majority of the shares of Company Stock outstanding and entitled to vote with respect thereof in accordance with the Company's Articles of Incorporation;

                  (g) The Company shall have received all necessary consents or approvals, in form and substance reasonably satisfactory to Parent, to the transactions contemplated by this Agreement as specified in Schedules 3.5 and 3.24 hereto;

                  (h) Since the Balance Sheet Date, there shall not have occurred any change which has had or would reasonably be expected to result in a Material Adverse Effect with respect to the Company;

                  (i) Parent shall be reasonably satisfied that the Merger and the transactions contemplated thereby are exempt from the registration requirements of the Securities Act under Section 4(2) of the Securities Act;

                  (j) Parent shall be reasonably satisfied that the Merger and the transactions contemplated thereby are exempt from the registration or qualification provisions of all state securities laws applicable to the Merger and the transactions contemplated thereby;

                  (k) The Merger Agreement shall be concurrently filed with the Secretary of State of the State of Delaware;

                  (l)      The   Stockholders   signatory   thereto  shall  have
executed and delivered to Parent the Registration Rights Agreement; and

                  (m) The Company shall have delivered to Parent a certificate, in form and substance reasonably satisfactory to Parent, dated as of the Closing Date, signed by the Company's chief executive officer and chief financial officer, to the effect set forth in clauses (a) through (l), inclusive of this Section 6.2.

                                   ARTICLE VII
                                   THE CLOSING

         SECTION 7.1 DELIVERIES BY THE COMPANY. At the Closing, the Company shall deliver the following to Parent:

                  (a) A certificate of good standing as of a recent date from the Secretary of State of the State of Delaware stating that the Company is a validly existing corporation in good standing under the laws of Delaware.

                  (b) Copies of duly adopted resolutions of the Board of Directors of the Company and the Stockholders approving the Merger and the execution, delivery and performance of this Agreement and the Merger Agreement and the other agreements and instruments contemplated hereby and thereby, certified by the Secretary of the Company;

                  (c)      The duly executed Merger Agreement;

                  (d)      The certificate described in Section 6.2(m); and

                  (e) A true and complete copy of the Restated Certificate of Incorporation, as in effect on the Closing Date, of the Company, certified by the Secretary of State of the State of Delaware, and a true and complete copy of the Bylaws, as in effect on the Closing Date, of the Company, certified by the Secretary of the Company.

         SECTION 7.2 PARENT'S DELIVERIES. At the Closing, Parent shall deliver the following to the Company:

                  (a) Certificate of good standing as of a recent date from the Secretary of State of the State of Delaware stating that Parent is a validly existing corporation in good standing;

                  (b) Certificate of good standing as of a recent date from the Secretary of State of the State of Delaware stating that Mergerco is a validly existing corporation in good standing;

                  (c) Copies of duly adopted resolutions of Parent's and Mergerco's Boards of Directors approving the execution, delivery and performance of this Agreement and the Merger Agreement and the other agreements and instruments contemplated hereby and thereby, certified by the Secretary or an Assistant Secretary of Parent or Mergerco;

                  (d)      The duly executed Merger Agreement;

                  (e)      The certificate described in Section 6.1(o); and

                  (f) A true and complete copy of the Certificate of Incorporation as in effect on the Closing Date, of Parent and Mergerco, certified by the Secretary of State of the State of Delaware, and a true and complete copy of the Bylaws, in effect on the Closing Date, of Parent and Mergerco, certified by the Secretary of Parent and Mergerco, respectively.

                                  ARTICLE VIII
                             [INTENTIONALLY OMITTED]



                                   ARTICLE IX
                                   TERMINATION

         SECTION 9.1 TERMINATION. This Agreement shall be terminated automatically in the event the Merger Agreement is terminated in accordance with its terms. Anything contained in this Agreement to the contrary notwithstanding, this Agreement may also be terminated at any time prior to the Closing Date:

                  (a) By the Company or Parent if the Closing shall not have occurred on or before March 30, 2005 (or such later date as shall be mutually agreed to in writing by the Company and Parent); provided that the party seeking termination is not in default or breach of this Agreement;

                  (b) By the Company in the event of a material breach by Parent of any of its representations, warranties, agreements or covenants contained in this Agreement, which breach is not cured by Parent within 10 days after written notice of such breach; PROVIDED, THAT, the Company shall have no right to terminate pursuant to this Section 9.1(b) if any such breach or breaches, individually or in the aggregate, do not deprive the Company of the economic benefits of the transactions contemplated hereby in an amount in excess of $200,000; or

                  (c) By Parent in the event of a material breach by the Company of any of its respective representations, warranties, agreements and covenants contained in this Agreement, which breach is not cured by the Company with 10 days after written notice of such breach; PROVIDED, THAT, Parent shall have no right to terminate pursuant to this Section 9.1(c) if any such breach or breaches, individually or in the aggregate, do not deprive Parent of the economic benefits of the transactions contemplated hereby in an amount in excess of $200,000.

         SECTION 9.2 EFFECT OF TERMINATION. In the event of the termination of this Agreement pursuant to the preceding Section of this Agreement, all further obligations of the parties under this Agreement and the Merger Agreement shall be terminated without further liability of any party or its stockholders, directors or officers to the other parties, provided (a) that this Section 9.2,
Section 10.1 and Section 10.13 shall survive any such termination and (b) that nothing herein shall relieve any party from liability for its willful breach of this Agreement or the Merger Agreement.

                                    ARTICLE X
                                  MISCELLANEOUS

         SECTION 10.1 EXPENSES.

                  (a) No later than two (2) business days prior to the Closing, the Company shall provide to Parent a good faith written estimate of the expenses and fees of counsel to the Company and the Company's accountants incurred by the Company in connection with the preparation, negotiation and execution of the Transaction Documents and consummation of the transactions contemplated hereby and thereby (the "COMPANY EXPENSE Report"). Unless this Agreement is terminated pursuant to ARTICLE IX, payment of the expenses and fees set forth on the Company Expense Report shall be made by Parent at Closing.

                  (b) Except as otherwise provided herein, Parent shall bear its own expenses and fees and commissions (including, but not limited to, all compensation and expenses of counsel, consultants and accountants) incurred in connection with its preparation, negotiation and execution of the Transaction Documents and consummation of the transactions contemplated hereby or thereby.

         SECTION 10.2 NOTICES. All notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (i) when personally delivered to the relevant party at such party's address as set forth below, (ii) if sent by mail (which must be certified or registered mail, postage prepaid) or overnight courier, when received or rejected by the relevant party at such party's address indicated below, or (iii) if sent by facsimile, when confirmation of delivery is received by the sending party:

         If to the Company prior to Closing, to:

                         Complete Security Solutions, Inc.
                         2500 55th Street
                         Boulder, Colorado 80301
                         Attention:  Robert Cross, Chief Executive Officer
                         Facsimile:  (303) 541-1055


         If to Parent or Mergerco, to:

                         Patron Systems, Inc.
                         500 North Michigan Avenue, Suite 300
                         Chicago, Illinois 60611
                         Attention:  Robert E. Yaw, II, Chairman of the Board
                         Facsimile:  (312) 896-5178

Each party hereto may change its address or facsimile number for purposes of this Section 10.2 by providing notice to the other parties in accordance with this Section 10.2.

         SECTION 10.3 ASSIGNMENT. Prior to the Effective Time, this Agreement may not be assigned, by operation of law or otherwise. Following the Effective Time, any party may assign any of its rights hereunder, but no such assignment shall relieve it of its obligations hereunder.

         SECTION 10.4 INTERPRETATION. The article and section headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms.

         SECTION 10.5 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument; and shall become binding when two or more counterparts have been signed by each of the parties hereto and delivered to each of Parent, Mergerco and the Company.

         SECTION 10.6 AMENDMENT. This Agreement may not be amended, modified or supplemented except by a writing signed by an authorized representative of each of the parties hereto.

         SECTION 10.7 ENTIRE AGREEMENT. The Merger Agreement (which is incorporated herein in its entirety) and this Agreement (including the Schedules and Exhibits attached hereto and the documents delivered pursuant hereto) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

         SECTION 10.8 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns.

         SECTION 10.9 SURVIVAL. The representations and warranties contained in this Agreement or in any certificate or other writing delivered pursuant this Agreement shall not survive the Effective Time or the termination of this Agreement. This Section 10.9 shall not limit any covenant or agreement of the parties contained in this Agreement which by its terms provides for performance after the Effective Time. Except for the representations and warranties contained in this Agreement, none of the Company, Parent or Mergerco has made any representation or warranty, and, each of the Company, Parent and Mergerco hereby acknowledges that no representations or warranties have been made by, and it has not relied on any representation or warranty made by, any of the parties hereto or any of their respective representatives in respect of this Agreement and the transactions contemplated hereby and the documents and instruments referred to herein, notwithstanding the delivery or disclosure to such party or its representatives of any documentation or other information in respect of any one or more of the foregoing. The inclusion of any entry on any of the Company Disclosure Schedules or the Parent Disclosure Schedules hereto shall not constitute an admission by, or agreement of, the Company or Parent, as applicable, that such matter is material to the Company or Parent, as applicable.

         SECTION 10.10 SEVERABILITY. Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective in the jurisdiction involved to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable.

         SECTION 10.11 THIRD PARTIES. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a party hereto or a successor or permitted assign of such a party.

         SECTION 10.12 WAIVERS. Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the party or parties entitled to the benefit thereof. Any such waiver shall be validly and sufficiently authorized for the purposes of this Agreement if, as to any party, it is authorized in writing by an authorized representative of such party. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

         SECTION 10.13 CONFIDENTIAL NATURE OF INFORMATION. Each party agrees that it will treat in confidence all documents, materials and other information which it shall have obtained regarding the other parties during the course of the negotiations leading to the consummation of the transactions contemplated hereby (whether obtained before or after the date of this Agreement), the investigation provided for herein and the preparation of this Agreement and other related documents, and, in the event the transactions contemplated hereby shall not be consummated, each party will return to the other parties all copies of nonpublic documents and materials which have been furnished in connection therewith. Such documents, materials and information shall not be communicated to any third Person (other than, in the case of Parent and Mergerco, to their counsel, accountants, financial advisors, stockholders or lenders, and in the case of the Company, to their counsel, accountants, stockholders or financial advisors). No other party shall use any confidential information in any manner whatsoever except solely for the purpose of evaluating the proposed Merger; PROVIDED, HOWEVER, that after the Effective Time, Parent and the Surviving Corporation may use or disclose any confidential information included in the assets of the Company as of the Effective Time or otherwise reasonably related to the assets or business of the Company. The obligation of each party to treat such documents, materials and other information in confidence shall not apply to any information which (i) is or becomes available to such party from a source other than such party, (ii) is or becomes available to the public other than as a result of disclosure by such party or its agents, (iii) is required to be disclosed under applicable law or judicial process, but only to the extent it must be disclosed, or (iv) such party reasonably deems necessary to disclose to obtain any of the consents or approvals contemplated hereby.

         SECTION 10.14 GOVERNING LAW; ARBITRATION. This Agreement shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) of the State of Delaware.

                  (a) Any dispute, controversy or claim arising out of or relating to this Agreement or its breach, interpretation, termination or validity, including any question whether a matter is subject to arbitration hereunder, is referred to herein as a "DISPUTE."

                  (b) If the parties fail to settle any Dispute within 30 days after any party has given notice to the other parties hereto of the claimed existence of a Dispute, the Dispute shall be resolved by a confidential, binding arbitration. All such Disputes shall be arbitrated in Chicago, Illinois pursuant to the arbitration rules and procedures of J.A.M.S. Endispute before an arbitrator or arbitrators selected in the manner provided in such rules and procedures, except that the "Final Offer (or Baseball)" Arbitration Option shall not be used unless otherwise agreed in writing. As a condition to JAMS' jurisdiction, the parties shall be entitled to conduct discovery pursuant to the Federal Rules of Civil Procedure.

                  (c) Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction, and each party hereto consents and submits to the jurisdiction of such court for purposes of such action. The statute of limitations, estoppel, waiver, laches and similar doctrines, which would otherwise be applicable in any action brought by a party, shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed to be the commencement of an action for those purposes. The Federal Arbitration Act shall apply to the construction, interpretation and enforcement of this arbitration provision. Each party shall bear its own expenses (including, without limitation, the fees and expenses of legal counsel and accountants) in connection with such arbitration, and Parent and the Company shall each bear one-half of the arbitrators' fees and expenses, provided that the arbitral award shall allocate such fees and expenses of counsel, accountants, other advisors and arbitrators according to the relative success of the contesting parties in the arbitration, as determined by the arbitrators. The arbitrators shall award an amount equal to the actual monetary damages suffered by each contesting party, which may include interest costs incurred by such party and, in the case of the Surviving Corporation, actual reductions in retail earnings before interest, taxes, depreciation and amortization for the period in which they occur, but the arbitrators shall not have the authority to award punitive damages.

         SECTION 10.15 DEFINITIONS. In this Agreement, the following terms have the meanings specified or referred to in this Section 10.15 and shall be equally applicable to both the singular and plural forms.

         "AFFILIATE" shall mean: any person or entity (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity involved, including, without limitation, officers and directors, (b) that directly or beneficially owns or holds 5% or more of any equity interest in the person or entity involved, or (c) 5% or more of whose voting securities (or in the case of a person which is not a corporation, 5% or more of any equity interest) is owned directly or beneficially by the person or entity involved. As used herein, the term "control" shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person or entity, whether through ownership of securities, by contract or otherwise.

         "AGREEMENT" has the meaning specified in the first paragraph of this Agreement.

         "BALANCE SHEET" has the meaning specified in Section 3.6(b).

         "BALANCE SHEET DATE" means January 31, 2004.

         "BANKRUPTCY CODE" means 11 U.S.C. ss.ss. 101 ET SEQ.

         "BUSINESS" means the businesses engaged in by the Company as of the date of this Agreement.

         "DGCL" has the meaning specified in Section 1.2.

         "CLOSING" has the meaning specified in Section 1.3.

         "CLOSING DATE" has the meaning specified in Section 1.3.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMPANY COMMON STOCK" has the meaning specified in Section 3.3.

         "COMPANY COMMON WARRANTS" has the meaning specified in Section 1.5.

         "COMPANY  DISCLOSURE  SCHEDULES"  has the meaning  specified in Section
3.32.

         "COMPANY EXPENSE REPORT" has the meaning specified in Section 10.1(a).

         "COMPANY PREFERRED STOCK" has the meaning specified in Section 3.3.

         "COMPANY'S  2004  FINANCIAL  STATEMENTS"  has the meaning  specified in
Section 3.6.

         "COMPANY'S FINANCIAL STATEMENTS" has the meaning specified in Section 3.6.

         "DISPUTE" has the meaning specified in Section 10.14.

         "DISSENTING STOCKHOLDER" has the meaning specified in Section 1.6.

         "DISSENTING SHARES" has the meaning specified in Section 1.6.

         "EFFECTIVE TIME" has the meaning specified in Section 1.2 of the Merger Agreement.

         "ENCUMBRANCE"  means  any  lien,  claim,  charge,   security  interest,
mortgage, pledge, easement, conditional sale or other title retention agreement, defect in title, covenant or other restriction of any kind.

         "FACILITY" means any real or personal property, plant, building, facility, structure, underground storage tank, or equipment or unit, or other asset owned, used, leased or operated by the Company.

         "GAAP" means generally accepted accounting principles in the United States of America.

         "GOVERNMENTAL BODY" means any court, government (federal, state, local or foreign), department, commission, board, bureau, agency, official or other regulatory, administrative or governmental authority.

         "GOVERNMENTAL PERMITS" has the meaning specified in Section 3.11.

         "INDEMNIFIED PERSON" has the meaning specified in Section 5.20.

         "KNOWLEDGE OF THE COMPANY" means, as a particular matter, the actual knowledge of the following persons: Robert Cross and Heidi Newton.

         "KNOWLEDGE OF PARENT" means, as a particular matter, the actual knowledge of the following person: Robert E. Yaw, II.

         "MATERIAL ADVERSE EFFECT" means any change or effect (or any development that, insofar as can be reasonably foreseen, would result in any change or effect) that is materially adverse to the assets, business, financial condition, results of operations or prospects of the applicable Person or Persons.

         "MATERIAL CONTRACTS" has the meaning specified in Section 3.23.

         "MERGER" has the meaning specified in the first recital to this Agreement.

         "MERGER AGREEMENT" has the meaning specified in the first recital of this Agreement.

         "MERGERCO" has the meaning specified in the first paragraph of this Agreement.

         "MERGER CONSIDERATION" has the meaning specified in Section 1.4.

         "PARENT" has the meaning specified in the first paragraph of this Agreement.

         "PARENT COMMON STOCK" has the meaning specified in Section 2.4.

         "PARENT  DISCLOSURE  SCHEDULES"  has the meaning  specified  in Section
2.22.

         "PARENT STOCK OPTIONS" has the meaning specified in Section 2.4.

         "PERMITTED ENCUMBRANCES" means: (a) encumbrances for taxes or assessments or other governmental charges which are not yet due and payable; (b) materialmen's, merchants', carriers', worker's, repairer's, or other similar Encumbrances arising in the ordinary course of business which are not yet due or payable and; (c) purchase money security interests.

         "PERSON" means any individual, corporation, partnership, joint venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
Governmental Body.

         "PREFERRED STOCKHOLDER" means a holder of Company Preferred Stock.

         "PROMISSORY   NOTE"  means  the   non-interest   bearing   subordinated
promissory notes to be issued by Parent to the Preferred Stockholders as Merger Consideration.

         "REQUIREMENTS  OF LAW" means any federal,  state or local law,  rule or
regulation,   Governmental   Permit  or  other  binding   determination  of  any
Governmental Body.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "STOCKHOLDERS" has the meaning specified in the Merger Agreement.

         "SOFTWARE" has the meaning specified in Section 3.16(a)(iii).

         "SURVIVING CORPORATION" has the meaning specified in Section 1.1 of the Merger Agreement.

         "TAX" (and, with correlative meaning, "TAXES" and "TAXABLE") means (a) any federal, state, local or foreign income, gross receipts, windfall profits, severance, property, production, sales, use, license, excise, franchise, employment, payroll, withholding, alternative or add-on minimum, ad valorem, transfer, value-added stamp or environmental tax, or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or penalty, addition to tax or additional amount imposed by any Governmental Body; and (b) liability of the Company or any of its subsidiaries for the payment of amounts with respect to payments of a type described in clause (a) as a result of being a member of an affiliated, consolidated, combined or unitary group, or as a result of any obligation of the Company or any of its subsidiaries under any Tax sharing arrangement or Tax indemnity arrangement.

         "TAX RETURNS" means any return, report or similar statement required to be filed with respect to any Taxes (including any attached schedules), including, without limitation, any information return, claim for refund, amended return or declaration of estimated Tax.

         "TRANSACTION DOCUMENTS" has the meaning specified in Section 2.6.

                                      *****

                  IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be duly executed as of the date first above written.



                         PATRON SYSTEMS, INC.


                         By:        /S/ ROBERT E. YAW, II
                                  -----------------------------
                                  Name:  Robert E. Yaw, II
                                  Title:  Chairman of the Board



                         CSSI ACQUISITION CO. I, INC.


                         By:        /S/ ROBERT E. YAW, II
                                  -----------------------------
                                  Name:  Robert E. Yaw, II
                                  Title:  Chief Executive Officer



                         COMPLETE SECURITY SOLUTIONS, INC.


                         By:        /S/ ROBERT CROSS
                                  -----------------------------
                                  Name: Robert Cross
                                  Title: Chief Executive Officer

                                      ANNEX
                                      -----

A                 Stockholders' Consideration Table

                                    EXHIBITS
                                    --------

A                 Form of Agreement and Plan of Merger
B                 Form of Promissory Note
C                 Form of Warrant
D                 Form of Registration Rights Agreement

                                PARENT SCHEDULES
                                ----------------

2.2               Subsidiaries and Investments
2.3               Operations
2.4               Capital Stock
2.7               Non-Contravention
2.12              Title to Assets
2.13              No Undisclosed Liabilities
2.14              No Violation, Litigation or Regulatory Action
2.15              Material Contracts
2.16              Transactions with Affiliates

                                COMPANY SCHEDULES
                                -----------------

3.1               Organization
3.2               Subsidiaries and Investments
3.3               Capital Stock; Stockholders
3.5               Non-Contravention
3.6               Financial Statements
3.7               Operations Since Balance Sheet Date
3.8               No Undisclosed Liabilities
3.9               Taxes
3.10              Governmental Permits
3.12              Real Property Leases
3.14              Personal Property
3.15              Personal Property Leases
3.16              Intellectual Property
3.17              Accounts Receivable
3.18              Title to Assets of the Company
3.19              Employees
3.20              Employee Matters
3.21(a)           Employee Benefit Plans
3.21(b)           Employee Benefit Plans--Compliance
3.21(c)           401(k) Plan
3.22              Contracts
3.23              Status of Contracts
3.24              No Violation, Litigation or Regulatory Action
3.25              Insurance
3.26              Customers and Suppliers
3.29              Transactions with Affiliates

3.30              Bank Accounts
5.16              Company Indebtedness

                   ANNEX A - STOCKHOLDERS' CONSIDERATION TABLE


PATRON COMMON STOCK SHARES ALLOCATION
-------------------------------------
Glenn Ashton                                                     10,610
Victoria MJ Boydston                                             10,610
Victoria E. Brockel                                               4,705
Elena M. Castor                                                  75,793
Rebecca S. Gould                                                  5,053
Robert M. Haxel                                                  12,633
Ivo L. Karadjov                                                   7,580
Gloria Kohl                                                      75,793
Kelly S. Mock                                                     7,580
Heidi B. Newton                                                 202,114
Gregory V. Pierce                                                25,264
Peter J. Shoebridge                                             101,058
Paul S. Smith                                                   198,925
R. Andrew Thamert                                                 7,580
Daniel E. Twing                                                 353,701
Ondrej Vanha                                                     12,633
Ryan Walsh                                                      101,058
George Middlemas                                                 22,751
Robert Cross                                                     66,667
Bruce M. Lawlor                                                 500,000
Michael W. Davidson                                             500,000
Donald O. Clark                                                 500,000
Apex Fund 3                                                     895,387
Apex Fund 4                                                   1,183,543
Apex Strategic Partners                                          44,947
Apex Strategic Partners 4                                        40,955
Innovative Technology Partners II, L.P.                         258,333
Northport III Private Equity LLC                                 25,833
Jo-Bar Enterprises LLC                                           36,167
Petros Ventures Limited Partnership                              33,583
Margaret Lockman Trust                                           10,333
John Walter                                                      51,667
Carl Greer                                                       25,833
Robert Hayes                                                     10,333
Peter Neubauer                                                   10,333
Lyle Riegel                                                      10,333
William F. Helwig, Jr.                                            6,717
Leo Caliendo                                                      2,687
Daniel Loizzo                                                    10,075
Northwestern Mutual                                             800,833
Advanced Equities                                             1,240,000
                                                       ------------------
                                                              7,500,000
                                                       ------------------

PATRON NOTES ALLOCATION
-----------------------
Apex Investment Fund V, L.P.                                  3,248,221
The Northwestern Mutual Life Insurance Company                  999,453
Advanced Equities Venture Partners I, L.P.                      252,327
                                                       ------------------
                                                              4,500,000
                                                       ------------------

PATRON WARRANTS ALLOCATION
--------------------------
Apex Investment Fund V, L.P.                                  1,624,111
The Northwestern Mutual Life Insurance Company                  499,726
Advanced Equities Venture Partners I, L.P.                      126,163
                                                       ------------------
                                                              2,250,000
                                                       ------------------